                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             THE HAVANA GROUP, INC.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ]      No fee required.


[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)      Title of each class of securities to which transaction applies

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:
                  --------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
                                ------------------------------------------------

(2)      Form, Schedule or Registration Statement No.
                                                      --------------------------

(3)      Filing Party:
                       ---------------------------------------------------------

(4)      Date Filed:
                     -----------------------------------------------------------

                                LESTER MORSE P.C.
                               111 GREAT NECK ROAD
                                    SUITE 420
                           GREAT NECK, NEW YORK 11021
                            TELEPHONE: (516) 487-1446
                            FACSIMILE: (516) 487-1452


                               September 27, 2002

Securities & Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:      The Havana Group, Inc.
         File No. 0-24269

Gentlemen:

         Pursuant to Regulation 14A-6(a), we have electronically filed a preliminary copy of the Proxy Statement, Proxy and Proxy Cover for the above captioned corporation. The Registrant intends to attach its Form 10-KSB (without exhibits) for its fiscal year ended December 31, 2001 as an exhibit to the Proxy Statement in satisfaction of the requirement of delivering an annual report to stockholders in accordance with Regulation 14A-3(b).

         Since the Form 10-KSB was electronically filed earlier this year, we are not refiling the same document as an exhibit to the Proxy Statement. Similarly, Appendix A to the Form 10-KSB includes the Registrant's Form 10-QSB/A for the quarter ended June 30, 2002 and Form 8-K September 23, 2002 date of earliest event. These Exchange Act reports have been previously filed and will not be included in this filing although they will be provided to stockholders. The Form 10-KSB shall serve as the Definitive Annual Report required pursuant to Regulation 14A-6(c).

         The Annual Meeting relates to the election of directors, ratification of Management's selection of auditors and an increase in the authorized number of shares of Common Stock through an amendment to the Registrant's Certificate of Incorporation. Definitive copies of the Proxy Statement with the annual report attached as an exhibit thereto and Proxy Card will be mailed to stockholders on or about October 11, 2002.

                                                              Very truly yours,

                                                              LESTER MORSE P.C.

                                                              /s/ Steven Morse

                             THE HAVANA GROUP, INC.
                                5701 MAYFAIR ROAD
                            NORTH CANTON, OHIO 44720
                                 (330) 492-8090

               NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
         OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2002, AT 10:00 A.M.

To the Shareholders of The Havana Group, Inc.

         Notice is hereby given that the Special Meeting in Lieu of an Annual Meeting of Shareholders (the "Meeting") of The Havana Group, Inc., a Delaware corporation (the "Company" or "Havana"), will be held at the executive offices of Havana at 5701 Mayfair Road, North Canton, Ohio 44720 on October 28, 2002 at the hour of 10:00 a.m. local time for the following purposes:

         (1) To elect four Directors of the Company for the coming year;

         (2) To ratify, adopt and approve the selection of Stefanou & Company LLP as the Company's independent auditors for the upcoming fiscal year;

         (3) To ratify, adopt and approve the filing of a Certificate of Amendment to the Company's Certificate of Incorporation to increase the authorized number of Common Shares from 25,000,000 shares, $.001 par value, to 75,000,000 shares, $.001 par value, while leaving the number of authorized shares of Preferred Stock unchanged at 10,000,000 shares, $.001 par value; and

         (4) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on September 26, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                     By Order of the Board of Directors

                                     William L. Miller, Chief Executive Officer
October 11, 2002

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of The Havana Group, Inc. ("Havana" or "the Company") in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement which includes as Appendix A the Company's Annual Report on Form 10-KSB for its year ended December 31, 2001, exclusive of exhibits, Form 10-QSB/A for its quarter ended June 30, 2002 (exclusive of exhibits) and Form 8-K dated September 17, 2002 (exclusive of exhibits) together with the accompanying form of proxy will be mailed together to shareholders on or about.October 11, 2002

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is September 26, 2002. On that date there are anticipated to be issued and outstanding 16,750,000 shares of Common Stock, par value $.001 per share, 5,000,000 shares of voting Series A Preferred Stock and 1,100,000 shares of voting Series B Preferred Stock. The Series A Preferred Stock and the Series B Preferred Stock have the same voting rights as the Common Stock at the Special Meeting in Lieu of an Annual Meeting and are collectively with the Common Stock hereinafter referred to as the "Voting Stock." The presence, in person or by proxy, of the holders of a majority of the voting shares of capital stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In proposal No. 1, directors will be elected by a plurality of the Voting Stock cast at the Meeting. For proposal No. 3 to be approved, proposal no. 3 requires a majority of the outstanding Voting Stock to vote in favor of this proposal. Proposal No. 2 and all other proposals that may come before the meeting will be decided by a majority of the Voting Stock cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Special Meeting in Lieu of an Annual Meeting of October 28, 2002 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in proposal no. 1 and in favor of proposals numbering 2 and 3. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the Company, attention Annette McCullough at The Havana Group, Inc. 5701 Mayfair Road, North Canton, Ohio 44720, or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given. As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls.

Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

RECENT DEVELOPMENTS

         On July 29, 2002, the Company entered into an agreement in principal to acquire 100% of the common stock of Bible Resources, Inc. ("Bible") in exchange for 10.9 million common shares of the Company. Bible is a newly formed Nevada corporation organized for the purpose of exploring, developing and/or investing in oil and gas resources on a worldwide basis. Bible currently has no business or assets other than an agreement to purchase an effective 50% investment interest in the Santa Rosa property in Argentina for the sum of $1.4 million. It has been represented to the Company that the Santa Rosa property has an estimated 197,000,000 barrels of oil reserves based on seismic data and reports of an independent geologist who has experience with the Santa Rosa property since 1988 and recently became a special consultant to the Company's Board of Directors.

         The Company and Bible will require up to $2,500,000 of initial financing from the sale of the Company's securities. Of the $2,500,000, $1,400,000 would be used to secure Bible's 50% investment interest in the Santa Rosa property and the balance would be available for working capital and debt reduction. Such $1,400,000 must be raised in order to secure Bible's initial 50% investment interest in the Santa Rosa property, which will be significantly diluted if the Company is unable to raise substantial additional capital in the future to invest in the operations of the Santa Rosa property. The Company completed the acquisition of Bible on September 23, 2002 at a cost of $490,500, payable with 10,900,000 unregistered common shares of the Company. Upon conclusion of the acquisition, Bible Resources, Inc. became a wholly owned subsidiary of the Company.

         In August 2002, the Company granted five-year options to purchase 400,000 shares to each of Messrs. Idziszek, Atkins and Manning exercisable at $.25 per share.

         In August 2002, the Company borrowed $50,000 from William Miller and $50,000 from Chet Idziszek, who became a director of the Company in August 2002. The $100,000 in loans were was necessary to keep the Company in business while it attempted to acquire Bible and secure additional financing, of which there can be no assurances given. As an inducement for these loans, the Company agreed to issue 200,000 shares of its Common Stock to each lender. These loans are repayable in 60 days from August 13, 2002, together with interest at the rate of 6% per annum. Due to the Company's working capital deficit, the Company has been accruing salary for its Chief Executive Officer at the rate of $8,333 per month. As of July 29, 2002, Mr. Miller was owed approximately $262,500. On July 29, 2002, Mr. Miller and the Company, subject to approval of the disinterested members of the Board of Directors which was obtained in August 2002, agreed that Mr. Miller would convert $112,500 of his indebtedness into 2,500,000 shares of the Company's Common Stock. Reference is made to Exhibit A, which is incorporated herein by reference for a discussion of recent developments, including a change in control and certain related party transactions that are described in the Company's Form 8-K dated September 17. 2002 and Form 10-QSB/A for the quarter ended June 30, 2002. On September 23, 2002, Frederick Berndt agreed to become Vice President of the Company effective September 30,2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 24, 2002, certain information with respect to the beneficial ownership of Common Stock and Series A and Series B Preferred Stock by each person or entity known by the Company to be the beneficial owner of 5% or more of such shares, each officer and director of the Company, and all officers and directors of the Company as a group. The table gives effect to the September 24, 2002 issuance of 10,900,000 shares of its Common Stock as described above under Recent Developments.

                                                    SHARES OF                   SHARES OF SERIES A AND B
                                                  COMMON STOCK                      PREFERRED STOCK
                                                BENEFICIALLY OWNED                BENEFICIALLY OWNED
                                           ---------------------------          --------------------------
NAME AND ADDRESS OF
BENEFICIAL OWNER(1)(2)                     NUMBER           PERCENT(3)          NUMBER          PERCENT(4)
---------- -----------                     ------           ----------          ------          ----------
Duncan Hill, Inc.                       866,000(4)                5.2%       6,100,000(4)             100%

William L. Miller (5)                 3,190,000(5)                18.6       6,100,000(5)             100%

Chet Idziszek (6)                          600,000                 3.5                -0-             -0-

Orin E. Atkins (6)                         400,000                 2.3                -0-             -0-

Richard DeY Manning (6)                    400,000                 2.3                -0-             -0-

All five Officers and Directors
and Duncan Hill as a Group              10,040,000                58.5       6,100,000(5)             100%

Frederick Berndt (7)                     5,450,000                32.5                -0-             -0-

Steven Heard (7)                         5,450,000                32.5                -0-             -0-

___________________________

         (1) Beneficial ownership as reported in the table above has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). or investment power, have been deemed beneficially owned. Accordingly, except as noted, all of the Company's securities over which the officers and directors and nominees named, or as a group, directly or indirectly have, or share voting.

         (2) All addresses are c/o The Havana Group, Inc., 5701 Mayfair Rd, North Canton, Ohio 44720.

         (3) Calculated based upon 16,755,000 shares of Common Stock outstanding without giving effect to the possible exercise of outstanding Class A Warrants and Options, except those required under the attribution rules of the Exchange Act.

         (4) Calculated based upon 5,000,000 shares of Series A Preferred Stock and 1,100,000 Series B Preferred Stock outstanding. The holders of the Series A Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The Series A Preferred Stock has no conversion right. Each share of Series B Preferred Stock is convertible at the option of the holder into one share of Common Stock at any time after the Company has pre-tax earnings of at least $500,000 in any calendar year.

         (5) Mr. Miller may be deemed to beneficially own all Duncan Hill's shares of capital stock based upon his and his wife's 68% controlling interest in Duncan Hill's shares of Common Stock. The table above reflects his controlling interest of 866,000 shares owned by Duncan and 2,790,000 shares of Havana's Common Stock, Class A Warrants to purchase 200,000 shares of Common Stock and options to purchase 200,000 shares of Common Stock, which are directly beneficially owned by him. Mr. Miller by virtue of his beneficial ownership of Common Stock and Preferred Stock has the right to vote 10,156,000 shares of the Company's Voting Stock representing 43.7% of the outstanding Voting Stock of the Company.

         (6)      Includes options to purchase 400,000 shares of Common Stock.

         (7) Messrs. Berndt and Heard intend to gift a portion of these shares to close friends and family members.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES NAMED TO THE BOARD OF DIRECTORS. DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTING STOCK CAST AT THE MEETING.

         Four directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the four persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. Each of the nominees namely, William L. Miller, Chet Idziszek, Orin E. Atkins and Richard DeY Manning are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.


                                   Term      First
                                    of       Became       Principal
Name                      Age     Office    Director     Occupation
----                      ---     ------    --------     ----------
William L. Miller         65        (1)      1997        Chairman of the Board
                                                         and  Chief Executive
                                                         Officer of the Company

Chet Idziszek             52        (1)      2002        President of Ormin
                                                         Explorations Ltd.

Orin E. Atkins            78        (1)      2002        Retired

Richard DeY Manning       77        (1)      2002        Attorney


         Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

         William L. Miller is Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Treasurer of the Company. Effective September 30, 2002, Frederick Berndt is Vice President of the Company.

         The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Subject to their contract rights to compensation, if any, officers may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time. The biographies of the Company's nominated directors for re-election are as follows:

         William L. Miller has been Chairman of the Board of Directors of the Company and Chief Executive Officer since December 1997. Mr. Miller has in the past, and is currently, serving as the Company's Chief Financial Officer and its sole executive officer. He previously served as President of the Company from December 1997 - March 1999. Previously, he was the sole director and executive officer of Carey from 1984 to December 1997. Mr. Miller has held identical positions at Kids Stuff, Inc. from its formation in July 1996 to the present time. Mr. Miller had been a director of Perfectly Safe, Inc. and its Vice President since it was formed by Duncan Hill in 1990 until July 1996. Mr. Miller is President, Founder and a director of Duncan Hill. He holds a Bachelors Degree in Mechanical Engineering from Purdue University and a Masters Degree in Business Administration from Indiana University.

         Chet Idziszek has been a director of the Company since August 2002. Mr. Idziszek is a geologist and business executive with extensive experience in mining and precious metals businesses. Since 1992, Mr. Idziszek is President and Chairman, Oromin Explorations, Ltd., which holds the mineral rights to the property in the Cuyana Basin of Central Argentina known as the "Santa Rosa Dome" project. The project is owned by Oromin. On September 17, 2002, the Company acquired Bible Resources, Inc., as a wholly-owned subsidiary. Bible has an option to purchase up to 50% interest in the Santa Rosa Dome for $1,400,000. Mr. Idziszek began his career as Vice President and Exploration Manager for New Jersey Zinc Exploration Co. (Canada) Ltd. In 1984, he became Manager of New Projects for "Consolidated Gold Fields" Canadian Mining, Ltd. In 1987, he became President-Prime Explorations Ltd., the exploration arm for the Prime Group of Companies. In 1990, Mr. Idziszek received the "Mining Man of the Year" award in recognition of his vital role in the discovery and development of the Eskay Creek gold deposit in Canada, as well as the prestigious "Prospector of the Year Award for 1994" in recognition of the major role he played in the discovery and development of the Eskay Creek gold deposit, as well as for his leadership of Adrian Resources Ltd. during the exploration and development of the Petaquilla copper-gold-silver-moly deposits in the Republic of Panama. He also served as director of Arequipa Resources, Ltd., which discovered the Pierina gold deposit that was subsequently acquired by Barrick Gold Corp. in mid-1996. Mr. Idziszek holds a Bachelor of Science degree and Master of Applied Sciences degrees from McGill University in Montreal, Canada. He is a member of the Society of Economic Geologists, I.A.G.O.D., the Geological Association of Canada, and a Fellow of the Geological Society, London.

         Orin E. Atkins became a director of the Company in August 2002. Mr. Atkins is the retired Chief Executive Officer of Ashland Oil, Inc., a position he held for 17 years. He was elected President and Chief Executive Officer at 40 years of age, after 14 years in the company's legal department and in various financial and administrative capacities. When Mr. Atkins became the Chief Executive Officer, Ashland was a regional refining company refining 165,000 barrels per day of crude oil with sales of $447.7 million. Over the next 17 years under Mr. Atkins direction, Ashland grew to an international company with sales of $9.6 billion and was ranked as the 42nd U.S. Company in the Fortune
500. Mr. Atkins also served as Director of the Cleveland Branch of the Federal Reserve Bank. He was a member of the Board of Directors of the American Petroleum Institute and a member of the executive committee of the Board. Mr. Atkins has also served as an executive of Tampimex Oil Trading, which was one of the leading oil trading companies in the world. Mr. Atkins attended Marshall University and graduated from the law school of the University of Virginia. He is a past Chairman of the Advisory Board of Marshall, a position he held for many years.

         Richard DeY Manning has been a director of the Company since August 2002. Mr. Manning is an attorney with extensive experience in the international oil business. Mr. Manning began his career in 1952 with Cravath, Swaine & Moore, New York, where he worked extensively on cost allocations in the natural gas pipeline industry. He then became General Counsel to Commonwealth Oil Refining Company ("Corco") which refined oil on the south coast of Puerto Rico. He then established his own law firm in New York City and became outside counsel to Corco. In the 1960's he was a Director and Vice President of Atlas Development Company, Inc., a Montreal based international oil trading company which sold crude oil to the state owned oil company in Argentina. Mr. Manning was instrumental in developing the Argentine business and setting up a barter payment system using low sulfur fuel oil for resale in international markets. Atlas also established offices in London, Rotterdam, and Hamburg. During the late 1960's and early 1970's, Mr. Manning accepted Hugh L Carey, then a Congressman, as a member of his law firm and was thereafter active in the campaign for Carey's election to two terms as Governor of New York. Manning acted as counsel to New England Petroleum Corporation (Nepco), and negotiated some of the largest fuel oil supply contracts in the oil industry to numerous utilities. He then negotiated contracts for the construction of a $600 million, 500,000 barrel per day, oil refinery on Grand Bahama Island, a joint venture with Standard Oil of California; he also negotiated the contracts for construction of a petrochemical plant in Puerto Rico. Later in his career Mr. Manning became an investor in oil and gas wells in Ohio, and ultimately owned all or part of approximately 200 wells, which he operated through his wholly-owned corporation. He also worked on special projects for Ashland Oil Company, Consolidated Edison of Chicago, and others in the oil and petrochemical business. Mr. Manning is a WWII veteran who retired as a Captain, Parachute Infantry, in 1947 as a result of injuries received in the Battle of the Bulge in 1945. He was awarded the Distinguished Service Cross, the Bronze Star, Purple Heart, and the British Military Cross. He is a graduate of the University of North Carolina, Doctor of Jurisprudence with honors, and Bachelors Degree in Business Accounting.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During 2001, the Board of Directors held three meetings. During the period for which he was a director in 2001, each director during 2001 attended at least 75% of all meetings of the Board. The Company's last annual meeting of shareholders was held in July 2000, at which time William L. Miller, John W. Cobb, Peter Stokkebye VI and Clark D. Swisher were elected directors for a period of one year and until their successors are elected and shall qualify. In August 2001, Mr. Stokkebye resigned from the Board. In August 2002, Messrs. Cobb and Swisher resigned from the Board. The three directors were replaced by Messrs. Idziszek, Atkins and Manning. The Board has no audit, compensation or other committees of the Board of Directors and it has no nominating or similar committee.

PROPOSED AUDIT COMMITTEE

         The Company's Board of Directors intends to discuss among its members the establishment of an audit committee. If established, the audit committee would be required to consist of solely independent directors as required by
Section 401 of the Sarbanes-Oxley Act of 2002. If not established, the responsibilities of the audit committee shall remain with the entire Board of Directors. The Company has nominated for election four directors, two of whom include, William L. Miller, Chief Executive Officer of the Company and Chet Idziszek, who serves as President of Ormin Explorations Ltd., which holds the mineral rights to the property in the Cuyana Basin of Central Argentina known as the "Santa Rosa Dome" project. The project is owned by Oromin. On September 23, 2002, the Company acquired Bible Resources, Inc., as a wholly-owned subsidiary. Bible has an option to purchase up to 50% interest in the Santa Rosa Dome for $1,400,000. Due to the relationships of Mr. Miller and Idziszek to the Company and its affiliated companies, the Company believes that Richard DeY Manning and Orin E. Atkins are the sole independent directors of the Company. There can be no assurances given that Messrs. Manning and/or Atkins will agree to serve on the Company's proposed audit committee or that the Company will be able to expand the Board of Directors after its stockholder meeting to elect additional independent directors who would be willing to serve on an audit committee.



AUDIT FEES

         For the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered by Stefanou & Company, LLP ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $47,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal year ended December 31, 2001, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

ALL OTHER FEES

         For the fiscal year ended December 31, 2001, there were no fees billed for tax and other professional services rendered by the Company's independent auditors.

AUDIT COMMITTEE REPORT


         The proposed members of the Company's new audit committee, if established, are expected to consist solely of independent directors. The definition of "independent director" as defined in Rule 4200(a)(14) of the NASD's Listing Standards. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment.

         If an audit committee is established, its first responsibility would be to adopt a written charter. Such charter would be expected to include, among other things:

         o annually reviewing and reassessing the adequacy of the committee's formal charter;

         o reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

         o reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

         o being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

         o        reviewing the independence of the independent auditors;

         o reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

         o all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

         A copy of the proposed audit committee charter is attached as Appendix
B.

         The Company's Board of Directors, in lieu of an audit committee, which included William L. Miller, John W. Cobb and Clark D. Swisher, as members of the Board, met and held discussions with management and its independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Board has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the Board with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Board discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board of Directors included the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                               William L. Miller
                                               John W. Cobb, former director
                                               Clark D. Swisher, former director

EXECUTIVE COMPENSATION

         Incorporated by reference is the contents of Item 10 of Havana's Form 10-KSB for its fiscal year ended December 31, 2001, a copy of which is annexed to this Proxy Statement as Appendix A.

CERTAIN TRANSACTIONS

         Incorporated by reference is the contents of Item 12 of Havana's Form 10-KSB for its fiscal year ended December 31, 2001, the Company's Form 10-QSB/A for its quarter ended June 30, 2002 and the Company's Form 8-K dated September 17, 2002, a copy of each of which is annexed to this Proxy Statement as Appendix A.

FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Appendix A is the Company's 2001 Annual Report on Form 10-KSB for its fiscal year ended December 31, 2001 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2001 Annual Report.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To Management's knowledge, no officer, director or person owning more than 10% of the Company's Common Stock filed any reports late during its fiscal year ended December 31, 2001, except to the Company's knowledge, Peter Stokkebye may not have filed a Form 4 (or a Form 5) for August 2001 to reflect his resignation from the Board.


                                 PROPOSAL NO. 2
                    RATIFICATION OF THE BOARD'S SELECTION OF
            STEFANOU & COMPANY LLP, AS INDEPENDENT AUDITORS FOR 2002

        MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF STEFANOU & COMPANY, LLP, CERTIFIED PUBLIC ACCOUNTANTS. THIS PROPOSAL REQUIRES APPROVAL OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST AT THE MEETING.

         The Board of Directors has approved the selection of Stefanou & Company, LLP, subject to the ratification of its shareholders, as the Company's independent auditors for 2002. Stefanou & Company, LLP, Certified Public Accountants audited the Company's financial statements for its last year ended December 31, 2001. It is not expected that a representative will be present at the meeting to make a statement and to respond to questions. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

AUDIT FEES

         For the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered by Stefanou & Company, LLP ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $47,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal year ended December 31, 2001, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

ALL OTHER FEES

         For the fiscal year ended December 31, 2001, there were no fees billed for tax and other professional services rendered by the Company's independent auditors.

CHANGE IN ACCOUNTANTS

         On November 21, 2001, the Company was advised that its certifying accountant, Hausser + Taylor, LLP ("Hausser") resigned. Hausser's reports on the financial statements for the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the years ended December 31, 2000 and December 31, 1999 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. During the years ended December 31, 2000 and December 31, 1999, and the subsequent interim period through November 20, 2001 the Company has not had any disagreements with Hausser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company engaged Stefanou & Company LLP ("Stefanou") as its certifying accountant as of November 21, 2001 for the Company's year ended December 31, 2001. Prior to November 21, 2001, the Company had not consulted Stefanou. The Company's Board of Directors approved the new certifying accountants.


                                 PROPOSAL NO. 3
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 3. THIS PROPOSAL REQUIRES THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK.

CAPITAL STOCK

         The Certificate of Incorporation currently authorizes the issuance of 25,000,000 shares of Common Stock, par value $.001 per share. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the stockholders and to receive such dividends, if any, that are declared by the Board of Directors. The Common Stock has no other rights and there are no preemptive or sinking fund provisions applicable to the Common Stock. If the Company issues any additional shares of Common Stock, your rights as holders of Common Stock could be affected, your proportionate ownership interest in the Company could be diluted, and the value of your Common Stock could be reduced.

  PREFERRED STOCK

         The Certificate of Incorporation provides the Company's Board of Directors with the authority, without further action by the stockholders, to issue up to 10,000,000 shares of Preferred Stock, $.001 par value, in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series. The issuance of Preferred Stock could adversely affect the voting power of holders of Common Stock and could have the effect of delaying, deferring or preventing a change in control of the Company. The Company has no present plans to issue any shares of Preferred Stock beyond the presently outstanding Series A Preferred Stock and Series B Preferred Stock discussed below.

SERIES A PREFERRED STOCK

         The Company has issued and outstanding 5,000,000 shares of Series A Preferred Stock, $.001 par value. The holders of the Series A Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the common stockholders with the Series A Preferred Stock voting as a class with the Common Stock and Series B Preferred Stock and the right to vote as a separate class only where required by Delaware law. As of the date of this Proxy Statement, all of the issued and outstanding shares of the Series A Preferred Stock are held by Duncan Hill, Inc. ("Duncan Hill"). The Series A Preferred Stock is not subject to redemption and has no conversion rights or rights to participate in dividend payments. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series A Preferred Stock has a liquidation preference of $.001 per share.

SERIES B CONVERTIBLE PREFERRED SHARES

         The Company has 1,100,000 shares of Series B Preferred Stock, $.001 par value. The holders of Series B Preferred Stock are entitled to one vote on all matters submitted to a vote of common stockholders with the Series B Preferred Stock voting as a class with the Common Stock and Series A Preferred Stock and the right to vote as a separate class only where required by Delaware law. The holder of each share of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor, cumulative quarterly cash dividends at the rate of $.025 per share, quarterly on March 31, June 30, September 30 and December 31 commencing with March 31, 1998. As of June 30, 2002, the Company is in arrears in the payment of $495,000 of these dividends. As of the date of this Proxy Statement, all issued and outstanding shares of Series B Preferred Stock are owned by Duncan Hill. Each share of Series B Preferred Stock is convertible at the option of the holder of the Series B Preferred Stock into one share of Common Stock at any time after the Company has pre-tax earnings of at least $500,000 in any calendar year. The Series B Preferred Stock is not subject to redemption rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series B Preferred Stock has a liquidation preference of $.001 per share plus all accumulated and unpaid dividends.

PROPOSAL

         In August 2002, the Board of Directors approved a resolution to increase the authorized number of shares of Common Stock to 75,000,000 shares, $.001 par value, through an amendment to its Certificate of Incorporation. The proposed amendment is annexed hereto as Appendix C.

         As of September 26, 2002, the Company has outstanding the following shares of Common Stock and securities exercisable into shares of Common Stock, which if were all exercised, would bring the total number of shares outstanding to approximately 23,336,000.

         o        16,750,000 shares of Common Stock.

         o Publicly held Class A Warrants to purchase 2,858,000 shares of Common Stock.

         o 138,000 shares of Common Stock issuable upon exercise of Underwriters' Warrants to purchase 46,000 Units, each Unit consisting of one share of Common Stock and two Class A Common Stock Purchase Warrants.

         o        Options to purchase 1,590,000 shares of Common Stock.

         o        Other Warrants to purchase 500,000 shares of Common Stock.

         o        400,000 shares reserved under the Company's Stock Option Plan.

         o 1,100,000 shares of Common Stock issuable upon the conversion of Series B Preferred Stock should Havana have pre-tax profits of at least $500,000 in any calendar year.

         The purpose of Proposal No. 3 is to authorize 50,000,000 additional shares of Common Stock. If this proposal is approved by the holders of Common stock, the increased number of authorized shares of Common Stock will be available for issuance from time to time pursuant to the Company's stock option plan(s), upon exercise of other warrants or options and for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as may be required by law or the regulations of any applicable exchange. Such purposes may include additional public and private issuances of Common Stock or Preferred Stock or other securities convertible into Common Stock in connection with financing transactions, conversion of existing debt, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company intends to attempt to immediately raise up to $2,500,000 from a private placement of its securities. A presently undeterminable number of shares of Common Stock may be issued in connection with such private placement. Thereafter, additional transactions will likely be required to raise additional financing through the sale of the Company's securities. The Company presently does not intend to use any portion of the shares in connection with any acquisitions, corporate transactions or business combinations other than to raise additional financing and to attempt to settle the Company's outstanding payables and other indebtedness by offering the Company's creditors the opportunity to convert the Company's indebtedness to them into Common Stock of the Company. It should be noted that this offer also will be made to officers/directors of the Company who are owed accrued salaries and/or have made loans to the Company, which are currently in excess of $250,000. No estimate can be currently given as to the amount of shares of Common Stock that may be utilized for these purposes. Further, there can be no assurances given that any creditors of the Company, including its officers/directors, will accept any offer to convert amounts owed to them into shares of the Company's Common Stock.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares.

         The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                            COMMISSION'S FORM 10-KSB

         THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2001 ON FORM 10-KSB INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT TOGETHER WITH EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING THE HAVANA GROUP, INC., ATTENTION SHAREHOLDER RELATIONS, 5701 MAYFAIR ROAD, NORTH CANTON, OHIO 44720.


Stockholders Proposals for the Next Annual Meeting
--------------------------------------------------

         Proposals of security holders intended to be presented at the 2003 Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible, but preferably not later than May 31, 2003.

                                     THE HAVANA GROUP, INC.

                                     William L. Miller, Chief Executive Officer

                                   APPENDIX A

                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001
                                       AND
                FORM 10-QSB/A FOR THE QUARTER ENDED JUNE 30, 2002
                                       AND
            FORM 8-K - SEPTEMBER 17, 2002 - (DATE OF EARLIEST EVENT)

                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             THE HAVANA GROUP, INC.

                  The Havana Group, Inc., a corporation organized and existing under and by virtue of The General Corporation Law of Delaware, does hereby certify:

                  FIRST: That at a duly held meeting of the Board of Directors of said Corporation, the Board duly adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

                                    "RESOLVED, that the Board of Directors deems
it advisable, and hereby declares it to be advisable, that Article 4 of the Corporation's presently existing Certificate of Incorporation be amended, changed and altered so that, as amended, said Article shall be and read as follows:

                  "4. The total number of shares of all classes of capital stock which the Corporation has the authority to issue is Eighty Five Million (85,000,000) shares consisting of the following classes:

         (a) Seventy Five Million (75,000,000) common shares, $.001 par value, hereinafter called the Common Stock; and

         (b) Ten Million (10,000,000) shares of serial Preference Stock, $.001 par value, issuable in series, hereinafter called "Series Preference Stock."

         The designations, voting powers, preferences and relative priority, participating, option or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

                                   DIVISION A
                              EXPRESS TERMS OF THE
                             SERIAL PREFERENCE STOCK

         SECTION 1. The Serial Preference Stock may be issued from time to time in one or more series. All shares of Serial Preference Stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Sections 2 to 8, both inclusive, of this Division, which provisions shall apply to all Serial Preference Stock, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:


                  (a) The designation of the series, which may be by distinguishing number, letter or title;

                  (b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase and decrease (but not below the number of shares thereof then outstanding);

                  (c) The annual dividend rate of the series and the date from which dividends shall be cumulative;

                  (d) The dates which dividends, if declared, shall be payable;

                  (e) The redemption rights and price or prices, if any, for shares of the series;

                  (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

                  (g) The amounts payable on shares of the series in the event of any voluntary or involuntary dissolution, liquidation or winding up of the business and affairs of the corporation;

                  (h) Whether the shares of a series are convertible into the shares of any other series or other class of shares, and, if so, the conversion price or prices, any adjustments thereof, and all other terms and conditions upon which such conversion may be made;

                  (i) Restrictions on the issuance of shares of the same series or any other class or series;

                  (j)      The voting rights of any shares in any series.

         The Board of Directors is authorized to adopt, from time to time, amendments to the Articles of Incorporation fixing, with respect to each such series, the matters described in clauses (a) through (j), inclusive of this
Section 1.

         SECTION 2. Nothing in clause (a) through (i), inclusive, of Section 1 above, shall be construed to require the Board of Directors to fix any particular terms with respect to a series of shares.

         SECTION 3. The Holders of Serial Preference Stock of each series, in preference to the holders of Common Stock, shall be entitled to receive out of any funds legally available, and when and as declared by the Board of Directors, dividends in cash or property at the rate for such series fixed in accordance with the provisions of Section 1 of this Division and no more, payable on the dates fixed for such series. No dividends may be paid upon or declared or set apart for any of the Serial preference Stock for any dividend period, unless at the same time a like proportionate dividend for the same dividend period, in proportion to the respective dividend rates fixed therefor, shall be paid upon or declared or set apart for all Serial Preference Stock of all series then issued and outstanding and entitled to receive such dividends.

         SECTION 4. In no event so long as any Serial Preference stock shall be outstanding shall any dividends in excess of $.05 per share per year, except payable in Common Stock or other shares ranking junior to the Serial Preference Stock, be paid or declared or any distribution be made except as aforesaid on the Common Stock or any other shares ranking junior to the Serial Preference Stock, nor shall any Common Stock or any other shares ranking junior to the Serial Preference Stock be purchased, retired or otherwise required by the corporation (except out of the proceeds of the sale of Common stock or other shares ranking junior to the Serial Preference Stock received by the corporation):

                 (a) Unless all accrued and unpaid dividends on Serial Preference Stock, including the full dividends for the current quarterly dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

                 (b) Unless there shall be no arrearages with respect to the redemption of Serial Preference stock of any series or any sinking fund provided for shares of such series in accordance with the provisions of
         Section 1 of this Division.

         SECTION 5. (a) Subject to the express terms of each series and to the provisions of Section 7((b)(iv) of this Division, the corporation may from time to time redeem all or any part of the Serial Preference Stock of any series at the time outstanding (i) at the option of the Board of Directors at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Division, or (ii) in fulfillment of the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Division; together in each case with an amount equal to all dividends accrued and unpaid thereon (whether or not such dividends shall have been earned or declared) to the redemption date.

                (b) Notice of every such redemption shall be mailed, postage prepaid to the holders of record of the Serial Preference Stock to be redeemed at their respective addresses then appearing on the books of the corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for such redemption. At any time before or after notice has been given as above provided the corporation may segregate on its books an amount equal to the aggregate redemption price of the shares of Serial Preference Stock to be redeemed for the purpose of such redemption. Upon the making of such segregation such holders shall cease to be shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made, such holders shall have no interest in or claim against the corporation with respect to such shares except only to receive such money without interest or the right to exercise, before the redemption date, any unexpired privileges of conversion. In case less than all of the outstanding shares of Serial Preference Stock are to be redeemed, the corporation shall select pro rata or by lot the shares so to be redeemed in such manner as shall be prescribed by its Board of Directors.

         If the holders of shares of Serial Preference Stock which shall have been called for redemption shall not, within six years after such segregation, claim the amount due for the redemption thereof, the corporation shall be relieved of all responsibility in respect thereof and to such holders.

                (c) Any shares of Serial Preference Stock which are redeemed by the corporation pursuant to the provisions of this Section 5 and any shares of Serial Preference Stock which are purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series and any shares of Serial Preference Stock which are converted in accordance with the express terms thereof shall be deemed retired.

         SECTION 6. (a) The holders of Serial Preference Stock of all outstanding series shall, in case of voluntary liquidation, dissolution or winding up of the business and affairs of the corporation, be entitled to receive in full, out of the assets of the corporation, including capital, before any amount shall be paid or distributed among the holders of any other shares ranking junior to the Serial Preference Stock, the amounts fixed with respect to the shares in accordance with Section 1 of this Division. In case the net assets of the corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Serial Preference Stock of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Serial Preference Stock in proportion to the full preferential amount to which each such share is entitled.

         After payment to holders of Serial Preference Stock of the full preferential amounts as aforesaid, holders of Serial Preference Stock as such shall have no right or claim to any of the remaining assets of the corporation.

         In case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the corporation, the holders of Serial Preference Stock shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to
Section 1 (g) of this Division, and solely to the extent of such provisions) receive distribution of the assets of the corporation ratably with the holders of shares of all other classes share for share, without distinction by reason of class.

         (b) The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all of the property or business of the corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 6.

         SECTION 7. The holders of Serial Preference Stock shall be entitled to one vote for each share of such stock on all matters presented to the shareholders, except as otherwise provided herein or required by law.

         SECTION 8. For the purpose of this Division A:

         Whenever reference is made to shares "ranking prior to the Serial Preference Stock" or "on a parity with the Serial Preference Stock," such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary liquidation, dissolution, or winding up of the affairs of the corporation are given preference over or rank equally with (as the case may be) the rights of the holders of Serial Preference Stock; and whenever reference is made to shares "ranking junior to the Serial Preference Stock," such reference shall mean and include all shares of the corporation in respect of which the rights of the holders hereof as to the payment of dividends and as to distributions in the event of a voluntary liquidation, dissolution, or winding up of the affairs of the corporation are junior and subordinate to the rights of the holders of Serial Preference Stock.

                                   DIVISION B

                        EXPRESS TERMS OF THE COMMON STOCK

         The Common Stock shall be subject to the express terms of the Serial Preference Stock, and each series thereof Each share of Common Stock shall be equal to every other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each share of such stock upon all matters presented to the shareholders.

                                   DIVISION C

                                 DESIGNATION OF
                       RIGHTS AND PREFERENCES OF SERIES A
                                 PREFERRED STOCK

 The Corporation's Series A Preferred Stock be subject to the following terms and conditions:

         (a)      the Stock shall be designated as Series A Preferred Stock;

         (b) the Corporation shall issue and have outstanding 5,000,000 shares of Series A Preferred Stock;

         (c) the Series A Preferred Stock has no preferential dividend payment fights and is not participating;

         (d)      the Series A Preferred Stock is not subject to redemption;

         (e) in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each share of Series A Preferred Stock has a liquidation preference of $.001;

         (f) the Series A Preferred Stock is not convertible into shares of Common Stock;

         (g) the holders of the Series A Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders.


                                   DIVISION D

                                 DESIGNATION OF
                       RIGHTS AND PREFERENCES OF SERIES B
                                 PREFERRED STOCK

The Corporation's Series B Preferred Stock be subject to the following terms and conditions:

         (a)      the Stock shall be designated as Series B Preferred Stock;

         (b) the Corporation shall issue and have outstanding 1,100,000 shares of Series B Preferred Stock;

         (c) the holders of Series B Preferred Stock shall be entitled to receive annual dividends thereon at the rate of ten cents ($0.10) per share and no more, payable out of surplus or net profits of the Corporation on a quarterly basis, as and when declared by the Board of Directors, before any dividend shall be declared, set apart for, or paid upon the Common Stock for such year, and the remainder of the surplus or net earnings applicable to the payment of dividends shall be distributed as dividends among the holders of Common Stock as and when the Board of Directors determines;

         (d)      the Series B Preferred Stock is not subject to redemption;

         (e) in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each share of Series B Preferred Stock has a liquidation preference of $.001, which is subordinated to the liquidation preference of the Series A Preferred Stock;

         (f) each share of Series B Preferred Stock is convertible into one share of the Corporation's Common Stock, at the option of either the holder or the Corporation, upon the Corporation earning $500,000 in annual pre-tax profits. Upon satisfaction of the conditions for conversion, the holders of each share of Series B Preferred Stock may convert such shares into Common Stock upon delivery of written notice of conversion to the Corporation at least thirty (30) days prior to the date of conversion and the surrender by the shareholder of his certificate(s) for each share of Series B Preferred Stock which is to be so converted. The option to convert hereunder is subject to the Corporation filing an effective registration statement under the Securities Act of 1933 and any other state securities laws, or pursuant to an exemption from registration under the Securities Act of 1933 and any applicable state securities laws. The Corporation shall bear all expenses associated with the registration or procuring an exemption from registration for the shares to be issued upon conversion; and

         (g) the holders of the Series B Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders."

                  SECOND: This amendment has been approved by the Corporation's Board of Directors and stockholders in accordance with the provisions of Sections 242 and 222 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, said The Havana Group, Inc. has caused this Certificate to be signed by__________________, its President, and attested by ____________________ , its Secretary, this ___ day of October, 2002.

                                                  THE HAVANA GROUP, INC

                                                  ----------------------------
                                                  William L. Miller, President
ATTEST:

______________________, SECRETARY

                                      PROXY

       THE HAVANA GROUP, INC. - SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                  TO BE HELD ON OCTOBER 21, 2002 AT 10:00 A.M.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of The Havana Group, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated September 27, 2002 and hereby constitutes and appoints William L. Miller and Chet Idziszek or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting in Lieu of Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 5701 Mayfair Road, North Canton, Ohio 44720, on October 21, 2002 at 10:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.       The election of the four directors nominated by the Board of Directors.

         FOR all nominees listed below            WITHHOLD AUTHORITY to vote
         (except as indicated below),             for all nominees listed below,
         please check here [ ]                    please check here [ ]

William L. Miller     Chet Idziszek     Richard DeY Manning      Orin E. Atkins

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES WRITE SUCH NOMINEE'S OR NOMINEES' NAME(S) IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. To ratify, adopt and approve the selection of Stefanou & Company LLP as the Company's independent auditors for the upcoming fiscal year.

         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

3. To ratify, adopt and approve the filing of a Certificate of Amendment to the Company's Certificate of Incorporation to increase the authorized number of Common Shares from 25,000,000 shares, $.001 par value, to 75,000,000 shares, $.001 par value, while leaving the number of authorized shares of Preferred Stock unchanged at 10,000,000 shares, $.001 par value.

         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals numbering 1, 2 and 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR NAMED INDIVIDUALS AS DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3.

Dated __________________________________2002

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.